Exhibit 99.2


                         Hydrogen Hybrid Technologies Inc.
                             "Formerly CHEC Rail Inc."

                                Financial Statements
                              Expressed In US Dollars

                  For the Years Ended September 30, 2006 and 2005

                         Hydrogen Hybrid Technologies Inc.
                           (A Development Stage Company)


                                      CONTENT

                                                           Page

         Auditor's Report                                    F-1a

         Balance Sheets                                      F-2a

         Statements of Operations                            F-3a

         Stat~nents of Stockholder's Deficiency              F-4a

         Statements of Cash Flows                            F-5a

         Notes To Financial Statements                       F-6a-14a

Schwartz Levitsky Feldman LLP
CHARTERED ACCOUNTANTS
LICENSED PUBLIC ACCOUNTANTS
TORONTO - MONTREAL
                                                                          SLF


           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders of Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Hydrogen Hybrid Technologies Inc. (incorporated in Ontario, Canada) as at September 30, 2006 and 2005 and the related statements of operations, cash flows and stockholders' deficiency for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hydrogen Hybrid Technologies Inc. as at September 30, 2006 and 2005 and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage company and has no established source of revenues. These conditions raise substantial doubt about its ability to continue as going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Schwartz Levitsky Feldman LLP
---------------------------------
    Schwartz Levitsky Feldman LLP
    Toronto, Ontario, Canada
    March 30, 2007

                                                       Chartered Accountants
                                                 Licensed Public Accountants

                   1167 Caledonia Road
                   Toronto, Ontario M6A 2X1
                   Tel. 416-785-5353

                                     F-1a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Balance Sheets
As at September 30, 2006 (in US Dollars)
=============================================================================


Balance Sheets

                                                2006            2005
-----------------------------------------------------------------------
Assets
Current
Cash                                         $ 1,026,571      $       -
Notes receivable (Note 4)                        302,672              -
-----------------------------------------------------------------------
                                               1,329,243              -
Distribution Rights (Note 5)                   4,264,100
Other Assets                                           -          2,231
-----------------------------------------------------------------------
                                             $ 5,583,343      $   2,231
=======================================================================

Liabilities
Current
Accounts payable and accrued
  liabilities (Note 9)                       $ 1,496,284      $   2,149
-----------------------------------------------------------------------
                                               1,496,284          2,149

Stockholders' Equity
Capital Stock (Note 6)                                82             82
Special Warrants Subscribed (Note 7ii)         4,267,973              -
Deficit, accumulated during development         (180,114)             -
Accumulated Other Comprehensive Loss                (802)             -
-----------------------------------------------------------------------
                                               4,087,139             82
-----------------------------------------------------------------------
                                             $ 5,583,343      $   2,231
=======================================================================

Nature of Operations (Note 1)
Contingencies (Note 10)

Approved by the Board _______________________ Director
                          "Frank Carino"


See accompanying notes to financial statements.

                                  F-2a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Statements of Operations
For the Years Ended September 30, 2006 and 2005 (in US Dollars)
=============================================================================


Statements of Operations


                                                      From Date of
                                                      Inception
                                                      (Jan 13, 2005 to
                                                      Sept 30, 2005)
                                  Cumulative
                                    Since
                                  Inception       2006       2005
---------------------------------------------------------------------
Sales                            $         -   $       -   $        -
---------------------------------------------------------------------
Expenses

Consulting - management               17,824      17,824            -
General and administrative            28,666      28,666            -
Professional Fees                    133,624     133,624            -
---------------------------------------------------------------------
Net Loss                         $  (180,114)  $(180,114)  $        -
=====================================================================

Basic and fully diluted net loss per share     $   (.006)  $        -
=====================================================================

Shares used in computing basic and diluted net loss per share
                                              30,000,000   30,000,000
=====================================================================




         See accompanying notes to financial statements.

                                    F-3a




Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Statements of Stockholders Deficiency
For the Years Ended September 30, 2006 and 2005 (in US Dollars)
=============================================================================


Statements of Stockholders Deficiency


       Common Stock                  Accumulated
     -----------------  Additional     Other
     Number of  No Par   Paid-In    Comprehensive  Accumulated  Comprehensive
       Shares   value    Capital    Income (Loss)    Deficit        (Loss)
-----------------------------------------------------------------------------
Balance
at
January 13,
2005
(date of
Incorporation

Issuance
of Common
Stock for
Cash 30,000,000 $82.00

Foreign
exchange
translation
adjustments
for rate
changes                                                         $          -

Net Loss                                                                   -
                                                                -------------

Comprehensive
Loss                                                            $          -
     ---------------------------------------------------------  -------------

Balance at
September 30,
2005 30,000,000 $82.00

Issuance
of Common
Stock
for
Cash          - $     -

Foreign
exchange
translation
adjustments
for rate
changes                                      (882)              $       (882)

Net
Loss                                                  (180,114)     (180,114)
                                                                -------------

Comprehensive
Loss                                                            $   (180,996)
     ---------------------------------------------------------- -------------

Balance at
September 30,
2006 30,000,000 $82.00  $         - $        (882) $  (180,114)
     ----------------------------------------------------------

See accompanying notes to financial statements.

                                      F-4a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Statements of Cash Flows
For the Years Ended September 30, 2006 and 2005 (in US Dollars)
=============================================================================


Statements of Cash Flows


                                                      From Date of
                                                      Inception
                                                      (Jan 13, 2005 to
                                                      Sept 30, 2005)
                              Cumulative
                              Since
                              Inception        2006        2005
-------------------------------------------------------------------
Cash flows from operating activities
Net loss for the year         $  (180.114)  $(180,114)  $        -
-------------------------------------------------------------------

Changes in non-cash working capital items
Notes receivable                 (301,155)   (301,185)           -
Accounts payable and accrued
 Liabilities                    1,488,733   1,486,584        2,149
Other assets                            -       2,231       (2,231)
-------------------------------------------------------------------
                                1,007,434   1,007,434           82

Cash flows used in investing activities
Increase in intellectual property
  & other assets               (4,233,200) (4,233,200)           -
-------------------------------------------------------------------
                               (4,233,200) (4,233,200)           -

Cash flow from financing activities
Issuance of capital stock              82           -           82
Issuance of share subscription
  Agreements                    4,247,005   4,247,005            -
-------------------------------------------------------------------
                                4,247,087   4,247,005

Effect of foreign exchange
 rate changes                       5,250       5,250            -
-------------------------------------------------------------------

Increase (decrease) in cash and cash
Equivalents during the year     1,026,571   1,026,571            -
Cash at beginning of year               -           -            -
-------------------------------------------------------------------
Cash at end of year           $ 1,026,571 $ 1,026,571  $         -
===================================================================

Supplemental Disclosure:

Taxes paid                                          -            -
Interest paid                                       -            -
===================================================================

See accompanying notes to financial statements.

                                      F-5a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005 (in us Dollars)


1.   NATURE OF OPERATIONS

Hydrogen Hybrid Technologies Inc. was incorporated in Ontario under the Ontario Business Corporation Act on January 13, 2005 as CHEC
Rail Inc., and subsequently changed its name to Hydrogen Hybrid
Technologies Inc. on April 25, 2006.

Hydrogen Hybrid Technologies Inc. ("the Company" or "HHT") is engaged in the business of selling and distributing of on-board hydrogen generating and injections systems for the Original
Equipment Manufacturer (OEM), car and light truck markets globally. HHT has acquired the exclusive rights to market a proprietary patented technology from a related company. In addition it holds non-exclusive rights to distribute the product to other markets including the heavy goods vehicle market (Commercial Transport Fleets).

The on-board hydrogen generating system strives to improve fuel consumption and reduce pollution through the enhancement of the internal combustion process. The technology consists of an on-board system which generates hydrogen and oxygen by splitting distilled water. Once these gases are available they are not stored but directly injected through the air intake of an internal combustion engine. The result of the Hydrogen Fuel Injection system ("HFI") is a reduction in pollution causing emission and an increase in fuel efficiency and overall engine performance.


2.   SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared by management in accordance with generally accepted accounting principles ("GAAP") in the United States and are stated in US Dollars. The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that effect the reporting amount of assets and liabilities and the disclosure of contingent assets and liabilities to the date of the financial statements; and revenue and expenses during the reporting period. Actual results could differ from those estimates. These financial statements have, in management's opinion, been properly prepared using careful judgment within reasonable limits of materiality and with in the frame work of the significant accounting policies.

(a) Revenue Recognition
    Product sales are recorded when persuasive evidence of an arrangement exists, price is fixed and determinable, product is delivered to the external customer and collection is reasonably assured.

(b) Cash and Cash Equivalents
    Cash and cash equivalents consists of cash in the bank and highly liquid investments with maturities of less than three months and are carried at cost plus accrued interest.

(c) Intangible asset and amortization
    Distribution right is recorded at cost and is amortized over its contracted life of fifteen years on a straight-line basis. The rights are tested for impairment as described in the accounting policy on Impairment of Long Lived Assets on an annual basis.


                                   F-6a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005 (in US Dollars)


2. SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

(d) Deferred income taxes
    The Company follows the asset and liability method of accounting for income taxes. Temporary differences arising from the differences between the income tax basis of an asset or liability and its carrying amount on the balance sheet are used to calculate deterred income tax assets or liabilities. Deferred income tax assets or liabilities are calculated using enacted or substantively enacted income tax rates expected to apply in the years that the assets or liabilities are expected to be realized or settled. A valuation allowance Is provided to the extent that It is more likely than not future income tax assets with mot be realized.

(e) Impairment of long lived assets
    Long-lived assets with finite useful lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment losses are recognized when the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from their use and eventual disposition and are measured as the amounts by which the long-lived assets' carrying amounts exceed their fair values. The Company completed a comparison of the present value of the expected future cash flows of the distribution rights and concluded that there was no impairment of the asset.

(f) Stock-based compensation plan
    The Company has stock-based compensation plans which are described in note 7. Any consideration received on the exercise of stock options or sale of stock is credited to share capital. The Company records compensation expense and credits contributed surplus for all stock options granted. Stock options granted during the year are accounted for in accordance with the fair value method of accounting for stock-based compensation. The fair value of these options is estimated at the date of grant using the Black-Scholes option pricing model.


(g) Comprehensive income
    The Company has adopted SFAS No 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities.

(h) Concentration of Risk
    Cash, cash equivalents and marketable securities available-for-sale are financial instruments that potentially subject the Company to concentration of credit risk. The estimated fair market value of financial instruments approximates the carrying value based on available market information. The Company will has a policy of investing its excess available funds in money market funds, commercial papers, corporate bonds and securities issued by the Canadian and United States Governments and its agencies and by policy, seeks to ensure both liquidity and safety of principal. The policy also limits the investments to certain types of instruments issued by institutions with strong investment grade credit ratings and places restrictions on their terms and concentrations by type and issuer.


                                    F-7a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005 (in US Dollars)


2.   SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

(i) Foreign Currency
    The Company is a foreign private issuer and maintains its books and records in Canadian dollars (their functional currency). The financial statements of the Canadian Company are converted to US dollars as the Company has elected to report in US dollars consistent with Regulation S-X, Rule 3-20. The translation method used is the current rate method which is the method mandated by SPAS No. 52 where the functional liabilities are translated at the current rate, shareholders' equity accounts are translated at historical rates and revenues and expenses ore translated at acerage rates for the year.

(j) Financial Instruments
    The carrying amount of the Company's accounts payable and accrued liabilities approximates fair value because of the short term maturity of these instruments. The Company's Note receivable approximates current value due to the nature and the terms of the note being due prior to the next fiscal year.

(k) Basic and Diluted Net (Loss) Earnings Per Share
    Net (loss) earnings per shore is computed using the weighted average number of Common Stock outstanding. Common equivalent shares from all outstanding stock options and warrants are excluded from the computation, as their effect is anti-dilutive.


Note 3. Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any revenues. In order to obtain the necessary capital, the Company is seeking equity and/or debt financing. The negative equity is the result of this activity and has been financed from the equity raised to date. The negative working capital is a direct result of the Distribution rights purchased from a related party and this position has been rectified subsequent to the date of these financial statements as disclosed within Note 9. If the financing does not provide sufficient capital, some of the Stockholders of the Company have agreed to provide sufficient funds as a loan over the next twelve-month period. However, the Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing, it would be unlikely for the Company to continue as a going concern.


Note 4. Notes Receivable

Unsecured promissory note receivable from an associated company controlled by the same shareholder. The note bears interest at 7% per annum, calculated monthly, to be paid on maturity date September 7, 2007.


                                  F-8a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005


Note 5. Distribution Rights

On January 18, 2005, the Company entered into a Distribution Agreement with Canadian Hydrogen Energy Company, Ltd., a Canadian privately owned related company, controlled by the same Stockholders of the Company granting the Distribution Agreement. The Distribution Agreement includes the rights to sell and distribute on-board hydrogen generating and injections systems for the OEM, car and light truck markets globally. The term of the agreement is 15 years plus two additional options of 10 years each. Distribution rights will commence with a payment of the contract or earlier with written consent of CHEC. The value of the distribution agreement was determined by Canadian Hydrogen Energy Company Limited and is supported by an independent third party valuator. As compensation for the rights granted under this agreement the Company will be required to pay a total of $4,254,100 in cash ($4,750,000 CDN funds) and this agreement is effective only at such time as funds have been advanced. (See Related Party Transaction.)

During this fiscal year, a total of $2,775,672 of funds has been advance and the balance of the contractual obligation ($1 .478,428) has been recognized as a current liability. The right is recorded as an acquisition cost. No amortization of the right has been recognized nor will be until the terms have been met at that time the Company will begin amortization at the rate of $283,600 per year for 15 years.


Note 6. Capital Stock

The Company is authorized to issue an unlimited number of shares. The common shares are voting and participating shares without par value. As at September
30. 2006 and 2005 no preferred shares have been issued.

On January 13, 2005, the Company issued 30,000,000 shares of its no par value for common stock to its founders for a total cash of $82 (US) or $100 (Canadian).

There have been no other issuances of common stock.

Note7. Common shares subject to issuance

The Company is authorized to issue Class "A" preferred shares, voting redeemable, retractable and non-participating, non-cumulative dividend at a variable rate up to a maximum of 15% per annum of the Redemption Amount. without par value.

As at September 30, 2006, the Company has 5,382,745 common shares subject to issuance as follows:


                                    F-9a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005


Note 7. Common shares subject to issuance (Cont'd)

(i) Stock Options

The Company has established a stock option plan ("the Plan") for its key employees and directors. The plan was established and approved by the Board on February 1, 2005. Under the terms of the Plan, the aggregate number of common shares reserved for issuance, together with any other employee stock option plans, options for services and employee share purchase plans, will not exceed 10% of the issued and outstanding common shares of the Corporation from time to time. The total number of options authorized by the Board on February 1, 2005 was 3,000,000 which were vested immediately.

In determining the stock-based compensation expense for the current and prior years, the fair value of the options was estimated using the Black-Scholes option pricing model with the following weighted average assumptions used for grants as follows: unadjusted stock price $.0001, dividend yield of 0%, expected volatility of 100%, risk free interest rate of 3.50% and expected life of 5 years. Based on this analysis there was no requirement to book compensation expense.


The following summarizes the stock option activities:
-----------------------------------------------------------------------------
                               2006                  2005
                                          Weighted              Weighted
                                          Average               Average
                               Number of  Exercise   Number of  Exercise
                               Options    Price      Options    Price
------------------------------------------------------------------------
Beginning Balance              3,000,000  $   0.45           -

Granted                                -         -   3,000,000  $   0.45

Expired                                -         -           -

Exercised                              -         -           -
------------------------------------------------------------------------

Outstanding, end of year       3,000,000  $   0.45   3,000,000  $   0.45
------------------------------------------------------------------------

Exercisable                    3,000,000  $   0.45   3,000,000  $   0.45
------------------------------------------------------------------------

The Company had the following stock options outstanding at Sep. 30, 2006:
-----------------------------------------------------------------------------

Number of Options                   Exercise Price      Expiry Date
------------------------------------------------------------------------
3,000,000                           $0.45               February 1, 2010
------------------------------------------------------------------------


                                   F-10a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005


Note 7. Common shares subject to Issuance (Cont'd)

(ii) Special Warrants Subscribed

During fiscal 2006 the Company issued 2,382,745 units at a price of $1.79 ($2.00 CDN) per Special Warrant far an aggregate of $4,267,973. Each special warrant will entitle the holder to receive, upon exercise and without additional payment one common share in the capital of the Corporation on the date "Expiry Date", which is earlier of:

i.) the sixth business day after the date that a receipt (the "Prospectus Receipt") is issued by the last of the securities regulatory authorities of Ontario, British Columbia and Alberta.
      For a final prospectus of the Corporation; and ii.) eighteen (18) months after the date of closing as here after defined. iii.) The day immediately prior to the date on which the Corporation completes a Going Public Event.

Each Special Warrant that has not been exercised prior to 5:00 p.m. eastern daylight on the Expiry Date will be deemed to be exercised immediately prior thereto, without any further action on the part of the holder thereof. The Subscriber will not be entitled to exercise the Special Warrants prior to the Expiry Date unless this restriction is waived by the Corporation.

At the year-end date none of these warrants were exercised by the warrant holders.


Note 8. Related Party Transactions

The Distribution Agreement technology is owned by Canadian Hydrogen Energy Company, Ltd., a privately owned Canadian company. The owners of Canadian Hydrogen Energy Company, Ltd are the same owners of Hydrogen Hybrid Technologies, Inc.

During the year the company advanced a total of $2,775,672 towards its obligations of $4,254,100 for purchase of distribution rights as disclosed within Note 5. The remainder of the obligation $1,478,428 has been accrued and is contained within accounts payable.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts

During the year ended September 30, 2006 the Company advanced $302,672 to an associated corporation controlled by the same Stockholders. These advances are unsecured and have interest bearing with terms as presented within Note 4.


                                   F-11a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005


Note 9. Accounts Payable and Accrued Liabilities

Accounts payable consists of $1,478,428 due to the related party, Canadian Hydrogen Energy Company Limited, for distribution rights and the balance of $17,856 accrued for legal and accounting expenses.


Note 10. Income Taxes

The Company has loss carry-forwards of approximately $180,000 available, which can be applied against future taxable income. The benefit of these losses has not been recognized in these financial statements.

Note 11. Subsequent Events

On December 31, 2006, the Company completed a special warrants subscription for 2,436.745 units at a price of $1.79 per Special Warrant for an aggregate of $4,267,973 (2,382,745 units issued as at September 30, 2006 and 54,000 units for en additional $94,811 issued subsequent to year end) as described in Note 7(u). The warrants have been documented by the corporation's law firm and distribution commenced during the month of February 2007. The first distribution was made to Rosseau Limited Partners.

As of December 31, 2006, the close of 01 2007, a further $1,053,722 had been paid towards the distribution agreement liability, leaving the balance owing as of Q1 at $424,706.

On January 31, 2007, Rosseau Limited Partners, one of the Subscribers to HHT, registered an action against HHT, requesting the return of subscribed funds. Legal council has been sought and it is their opinion that this action has no basis for continuation. There is to be a discovery process sometime in March 2007 at which time the Company will request an immediate ruling of cessation.


Note 12. Recent Accounting Pronouncements

In December 2004, the FASB issued SEAS No. 153 "Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board Opinion No. 29" ("SFAS 153"). This statement amends Accounting Principles Board Opinion (APB) No. 29, "Accounting for Nonmonetary Transactions" to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that have no commercial substance. Under SFAS 153, if a nortmonetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SPAS 153 was effective for nonmonetary transactions in fiscal periods beginning after June 15, 2005. The Company adopted this statement beginning in the first quarter of 2006.

In March 2005, the FASB issued Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations, an Interpretation of FASB Statement No. 143" ("FIN 47"). Under FIN 47, we are required to recognize a liability for the fair value of a conditional asset retirement


                                   F-12a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005


Note 12. Recent Accounting Pronouncements (Cont'd)

obligation if the fair value of the liability can be reasonably estimated. Any uncertainty about the amount and/or timing of future settlement should be factored into the measurement of the liability when sufficient information exists. FIN 47 also clarifies when an entity would have sufficient information to reasonably estimate the fair value. The provisions of FIN 47 were required to be applied no later than the end of fiscal years ending after December 15, 2005. The Company adopted this statement beginning in the first quarter of 2006.

In May 2005, the FASB issued SEAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"), this statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement In the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. APB No. 20 required that most voluntary changes in accounting principle be recognized by including in net income, of the period of the change the cumulative effect of changing to the new accounting principle. This statement requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The provisions of SFAS 154 are effective for fiscal years beginning after December 15, 2005. The Company will adopt this statement in the fiscal year beginning October 1, 2006.

In February 2006. the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. 01, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." SFAS No. 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation. It also clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition an a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument, This Statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company has not yet determined the impact of the adoption of SFAS No. 155 on its financial statements, if any.


                                 F-13a

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2006 and 2005


Note 12. Recent Accounting Pronouncements (Cont'd)

In March 2006. the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"). This Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities, This Statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in indicated situations; requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable; permits an entity to choose relevant subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities; at its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing assets, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value; and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position arid additional disclosures for all separately recognized servicing assets and servicing liabilities. The Company has determined that the adoption of SFAS No. 156 did not have a material impact on Consolidated Financial Statements.

In September 2006, the FASB issued SPAS No. 157, Fair Value Measurements, ("SFAS 157"), to define fair value, establish a framework for measuring fair value in accordance with generally accepted accounting principles and expand disclosures about fair value measurements. SFAS 157 requires quantitative disclosures using a tabular format in all periods (interim and annual) and qualitative disclosures about the valuation techniques used to measure fair value in all annual periods. The provisions of this Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company will be required to adopt the provisions of this statement as of January 1, 2008. The Company is currently evaluating the impact of adopting SFAS 157.

In September 2006, the FASB issued Statement No. 158, "Employers' Accounting far Defined Benefit Pension and Other Retirement Plans - An amendment of
FASB Statements No. 87, 88, 106, and 132(R)" (SFAS 158). This Statement enhances disclosure regarding the funded status of an employer's defined benefit postretirement plan by (a) requiring companies to include the funding status in comprehensive income, (b) recognize transactions and events that affect the funded status in the financial statements in the year in which they occur, and (C) at a measurement date of the employer's fiscal year-end. Statement No. 158 effective for fiscal years ending after December 15, 2008, and is not expected to apply to the Company.

In February 2007. FASB issued FAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115 ("FAS 159"). FAS 159 permits entities to effective for fiscal years after November 15, 2007. The Company is currently evaluating the impact of adopting FAS 159 on our financial statements.


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